UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on Wednesday, May 6, 2026 to vote on three (3) proposals, for which the final vote results are set forth below.

Proposal 1: Election of Directors.

Shareholders elected each of the nine (9) nominees named in the Proxy Statement for director. Vote results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Teresa A. Canida	41,365,541	712,900	42,971	8,180,512
George N. Cochran	41,130,901	913,521	58,990	8,180,512
Jason N. Gorevic	40,876,932	1,188,498	55,982	8,180,512
Lacy M. Johnson	41,246,673	824,987	49,752	8,180,512
Gerald Laderman	41,016,722	1,044,338	60,352	8,180,512
Suzet M. McKinney	41,213,787	869,762	37,863	8,180,512
Alberto J. Paracchini	41,513,259	562,662	45,491	8,180,512
Stuart B. Parker	41,221,863	843,276	56,273	8,180,512
Susan D. Whiting	40,994,745	1,078,947	47,720	8,180,512

Proposal 2: Advisory vote to approve the compensation of the Company’s Named Executive Officers.

A majority of shareholders voted, on an advisory basis, to approve the compensation of the Company’s Named Executive Officers. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
35,222,289	6,781,589	117,534	8,180,512

Proposal 3: Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

A majority of shareholders voted, on an advisory basis, to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026. Vote results were as follows:

For	Against	Abstain
49,580,186	669,337	52,401

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	May 7, 2026	/s/ Baird Allis
Baird Allis
Assistant Secretary